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                                  Exhibit 10.8

           Agreement between the Company and IBM for participation in the Enterprise Growth Opportunity program

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AGREEMENT OF PARTICIPATION

The purpose of this Agreement of Participation (this "Agreement") between Sideware Corp. ("you") is to described the terms and conditions pursuant to which text regarding certain of your Products may be included in the announcements that IBM makes with respect to the IBM Enterprise Growth Offering, as modified from time to time ("EGO").

This Agreement consists of this Agreement of Participation and the following Attachments and Exhibits:
-        Attachment - Certificate of Originality
-        Attachment A - Product List

The following are related agreements between the parties. Related agreements require the signatures of the parties.
-        Agreement for Exchange of Confidential Information No.________________

DEFINITIONS

Capitalized terms in this Agreement have the following meanings:

PRODUCTS are your computer programs that are listed on Attachment A to this Agreement.

SUBSIDIARY is an entity that is owned or controlled directly or indirectly (by more than 50% of its voting stock, or if not voting stock decision-making power) by you or IBM.

LICENSE GRANTS
To enable IBM to effectively promote your Products to customers through the EGO, you grant IBM the non-exclusive right and license to use, copy, translate, reproduce, display, perform and distribute, in any medium or distribution technology whatsoever, whether known or unknown, the trademarks and trade names associated with your Products to customers.

IBM may perform any of its rights, licenses and obligations under this Agreement through Subsidiaries, subcontractors, and other companies affiliated with IBM, such as IBM Business Partners. The use of such entities by IBM does not relieve it of its obligations under this Agreement.

You warrant the accuracy of all statements in the attached completed Certificate of Originality. You agree to complete a new Certificate of Originality before adding any New Products to this Agreement.

YOUR RESPONSIBILITIES

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LICENSE AGREEMENT: You will license the Products to customers under the terms of your end user license agreement (your "License"). IBM is not a party to your License and does not assume any obligation for violations of it.

DELIVERY: You agree to deliver the Products specified by IBM or an IBM Business Partner in an order, and will use your best efforts to meet the requested delivery dates and quantities. You will include a copy of your License with each Product before you ship it to the customer. It must be packaged so the customer can review it before use of the Product. You will notify IBM or the IBM Business Partner within 5 working days of your receipt of IBM's order if you cannot meet the request, and will include a proposed delivery schedule that you agree to meet. IBM or the IBM Business Partner can accept your proposed delivery schedule or cancel the order without liability. You agree to pay all transportation charges required for the shipment of the Products to the location IBM or the IBM Business Partner specifies.

NEW PRODUCTS: You represent that the Products that will be included in the EGO under this agreement are always the most current release or version that is available to your customer. Your will give IBM at least six months notice prior to withdrawing any Product (including any version) from marketing or support.

CUSTOMER DISCOUNT AND BUSINESS PARTNER FEES: The customer discounts that you will grant to customers with respect to the Products and the fees that you will pay to IBM Business Partners with respect to the sale of your Products are listed in Attachment A. You will notify IBM immediately in writing upon the change of any such discount or fees.

IBM EGO ANNOUNCEMENT

IBM will include your company's name and a description of your participation as it relates to the EGO in its EGO announcement through whatever announcement process IBM has in place at the time of the announcement. IBM is not obligated to publish the names of your individual Products, your discounts or fees in the EGO announcement.

WARRANTY

You represent and warrant on an ongoing basis that:

     (a) you have sufficient rights to the Products (including associated marks and names) to grant IBM the rights specified in this Agreement, and to grant customers the rights specified in your End User License Agreement;

     (b) the Products conform to their published specifications and any written representations made by you to IBM, its Business Partners or customers;

     (c) the Products do not infringe any patent, copyright, trademark or trade secret or any other intellectual property rights of any third party, and do not contain any virus or other harmful code;

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     (d)    at the time of signing this Agreement, you are not aware of any claims against you regarding Products;

     (e) you comply with any and all export laws and/or regulations, including but not limited to, export laws and/or regulations regarding (i) the classification of the Products; and (ii) distribution of encrypted code contained in the Products;

     (f) the Products, when used in accordance with their associated documentation, are capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products (for example, hardware, software and firmware) used with the Products properly exchange accurate date with the Products; and

     (g) where applicable, the Products are euro-ready such that they will correctly process, send, receive, present, store, and convert monetary data in the euro denomination, respecting the euro currency formatting conventions (including the euro symbol).

INDEMNIFICATION

You will defend and indemnify IBM, its customers and its and their end users and IBM Business Partners, their customers and their end users if a third party makes a claim against them, whether actual or alleged, based on your breach of any of the warranties contained in the Section of this Agreement entitled "Warranty". If an infringement claim of any type appears likely or is made against IBM or customers, about a Product, you will obtain the necessary rights for IBM, and customers to continue exercising all rights granted under this Agreement, or you will modify the Product or its name so that it is non-infringing, or replace it with a Product that is functionally equivalent. In addition to any remedies specified in this Agreement, IBM may pursue any other remedy it may have in law or in equity. You will pay any settlement amounts you authorize and all costs, damages and attorney's fees that a court finally awards if IBM promptly provides you notice of the claim, and allows you to control and cooperates with you in the defense of the claim and settlement negotiations. IBM may participate in the proceedings at its option and expense.

LIMITATION OF LIABILITY

Except for claims arising under the Section entitled "Indemnification", neither party shall be liable to the other for any economic consequential damages (including lost profits or savings) or incidental damages, even if advised that they may occur. IBM's liability under this contract is limited to $100,000.

TERM AND TERMINATION

This Agreement shall be effective when signed by both parties and shall remain in effect unless terminated as set forth below.

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IBM may terminate this Agreement for convenience on 10 business days prior written notice to you. You may terminate this Agreement for convenience with 90 days prior written notice to IBM. The effective date of termination will be specified in such prior written notice.

Any items of this Agreement which by their nature extend beyond the day this Agreement ends remain in effect until fulfilled, and apply to respective successors and assignees.

INFORMATION

All information exchanged under this Agreement is non-confidential. If either party wishes to disclose confidential information, such information shall be disclosed under an Agreement for the Exchange of Confidential Information. Neither party shall disclose the terms of this Agreement to any third party without the other party's prior written consent, except to the extent necessary to establish each party's rights hereunder, or, as required by applicable law or regulations. You agree not to issue press releases or other publicity regarding this Agreement or the relationship under it without IBM's prior written approval.

GENERAL

Neither party guarantees the success of any marketing effort it engages in for the Products. Either party may independently develop, acquire, and market materials, equipment, or programs that may be competitive with (despite any similarity to) the other party's products or services. Each party is responsible for its own costs, including all business, travel and living expenses incurred by the performance of this Agreement.

Either party may enter into a similar agreement with any other party, including, but not limited to, competitors of the other party.

Neither party has relied on any promises, inducements or representations by the other, except those expressly state in this Agreement. This Agreement is not to be construed as a commitment or obligation, express or implied, on the part of IBM that IBM will market, sell, purchase, or license any Products under this Agreement.

You may not assign this Agreement without IBM's written consent. Any other assignment shall be void.

Neither party will bring a legal action against the other more than two years after the cause of action arose. Each party waives a jury trial in any dispute. Failure by either part to demand strict performance or to exercise a right does not prevent either party from doing so later.

The laws of New York govern this Agreement.

This Agreement replaces all prior oral or written communications between the parties relating to the subject matter hereof. Both parties accept the terms of this Agreement and identified Attachments and Exhibits by signing below. Once signed, any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original, unless

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prohibited by local law. This Agreement may only be modified by a writing signed by both parties.

AGREED TO:                           AGREED TO:
                                     International Business Machines Corporation

By:          Jim Speros              By:         "Richard Polanza"
   ------------------------------       ---------------------------------
Print Name                              Print Name

        Jim Speros                             Richard Polanza
   ------------------------------       ---------------------------------



Print Title                          Print Title

       President                             EGO Program Manager
----------------------------------   ---------------------------------

Date      September 27, 1999         Date

Address:  208 Elden Street           IBM Office address:
          Suite 209                  404 Wyman Street
          Herndon, VA                Waltham, MA 02451
          20170                      United States
          USA

AFTER SIGNING, PLEASE RETURN A COPY OF THIS AGREEMENT TO THE LOCAL "IBM OFFICE ADDRESS" SHOWN ABOVE.

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Please list the Products, Discounts, and Fees that will be included in the EGO under this Agreement

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PRODUCT NAME                             DISCOUNT TO END USER                   FEE TO THE BUSINESS PARTNER
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
Dr. Bean Software                        40%                                    15%
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